UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 22, 2010

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On February 22, 2010, the Company entered into an Indemnification Agreement with Thomas M. O’Brien, a newly-appointed director of the Company, in the form of the Indemnification Agreement filed as Exhibit 10.1 to the Form 8-K on February 24, 2005 (Commission File No. 0-12422).

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On February 24, 2010, MainSource Financial Group, Inc. (the “Company”) issued a press release announcing that, effective February 22, 2010, the board of directors of the Company, pursuant to the authority granted by the By-laws of the Company, increased the number of authorized members of the Board from eight to nine and appointed Thomas M. O’Brien to fill the vacancy created by the increase.  Mr. O’Brien will initially serve on the Executive Compensation Committee of the Board and will receive an annual retainer of $13,000 (pro rated for 2010), plus $300 for each committee meeting he attends.  Mr. O’Brien’s initial term will end at our 2010 Annual Meeting.  Mr. O’Brien has been nominated by the Board for re-election by the Company’s shareholders at the 2010 Annual Meeting.

Mr. O’Brien brings over thirty years of management and sales experience with Proctor & Gamble to the Company’s Board of Directors.  Mr. O’Brien most recently served as Proctor & Gamble’s Vice President, Global Business Units and e-Commerce from 2007 to 2009, Vice President Global Beauty Care from 2005 to 2007, and Vice President North America — Customer Business Development from 2001 to 2005.

There are no arrangements or understandings between Mr. O’Brien and any other persons pursuant to which he was selected as a director. There are no current or proposed transactions between the Company and Mr. O’Brien or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

A copy of the Company’s press release regarding the appointment of Mr. O’Brien is furnished as Exhibit 99.1 to this Report.

Item 8.01.              Other Events.

On February 24, 2010, the Company issued a press release announcing that its Board of Directors had declared a quarterly dividend of $.01 per share payable on March 15, 2010 to common shareholders of record as of March 1, 2010.  A copy of the press release is furnished as Exhibit 99.2 to this Report.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                   Exhibits.

99.1                         Press Release of MainSource Financial Group, Inc. dated February 24, 2010, regarding the appointment of Thomas O’Brien to the Board of Directors.

99.2                         Press Release of MainSource Financial Group, Inc. dated February 24, 2010, regarding the quarterly dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 24, 2010

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ Archie M. Brown, Jr.
Archie M. Brown
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of MainSource Financial Group, Inc. dated February 24, 2010.

99.2	Press Release of MainSource Financial Group, Inc. dated February 24, 2010.